                                                                    EXHIBIT 99.q


                                POWER OF ATTORNEY


KNOW ALL PERSON BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Susan Lloyd-Hurwitz, Michael Torres and Mark Hoopes, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Lend Lease Funds' Registration Statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact, may lawfully do or cause to be done by virtue thereof.




                                         /s/ Hubbard R. Garber
                                         -----------------------
                                         Hubbard R. Garber

                                         Date: January 25, 2000
                                              -----------------

                                POWER OF ATTORNEY


KNOW ALL PERSON BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Susan Lloyd-Hurwitz, Michael Torres and Mark Hoopes, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Lend Lease Funds' Registration Statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact, may lawfully do or cause to be done by virtue thereof.




                                     /s/ Kevin Malone
                                     -------------------------------
                                     Kevin Malone


                                     Date: January 25, 2000
                                          -----------------

                                POWER OF ATTORNEY


KNOW ALL PERSON BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Susan Lloyd-Hurwitz, Michael Torres and Mark Hoopes, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Lend Lease Funds' Registration Statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact, may lawfully do or cause to be done by virtue thereof.




                                            /s/ William J. Klipp
                                            ----------------------------
                                            William J. Klipp

                                            Date: January 25, 2000
                                                 -----------------